UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

GENIE ENERGY LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2017, Genie Energy Ltd. (the “Company”) posted an earnings release to the investor relations page of its website (www.genie.com) announcing its results of operations for the quarter ended September 30, 2017. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On November 1, 2017, the management and Audit Committee of the Board of Directors of the Company concluded that the Company’s previously issued financial statements for the quarters ended March 31, 2017 and June 30, 2017 (the “Prior Periods”), should no longer be relied upon because of errors related to the use of estimates in determining revenues and cost of revenues recorded in the Prior Periods that resulted in material misstatements of income from operations, net income and earnings per share. Additionally, the Company’s earnings and press releases and similar communications should no longer be relied upon to the extent that they relate to its financial statements for the Prior Periods.

Certain amounts recorded in the second quarter of 2017 should properly have been recorded in the first quarter, and thus the Company’s financial results for the six months ended June 30, 2017 are unchanged.

The errors described above will result in the restatement of the Company’s financial statements for the Prior Periods. Management has concluded that there are material weaknesses in internal control over financial reporting, as the Company did not maintain effective controls over the application of accounting principles generally accepted in the United States (“GAAP”) related to the estimation of weather impact on the Company’s estimated unbilled revenue. This estimation process is performed in an effort to allocate billings to a calendar period using historical consumption data of the customer base of the retail energy providers operated by the Company and applying a weather factor to estimated unbilled amounts. The weather adjustment was erroneous, causing understated amounts of estimated unbilled commodity consumption, resulting in under estimates of revenues and cost of revenues to be included in the quarter ended March 31, 2017. The nature of the estimation processes is reversing, as actual billings representing the unbilled estimates manifest in the following period, in this case, in April 2017. The reversal of this estimate resulted in commodity consumption and the associated revenues and cost of revenues to be overstated in the quarter ended June 30, 2017. The cumulative operational results for the six months ended June 30, 2017 were unaffected.

Management of the Company has re-evaluated its assessment of the Company’s disclosure controls and procedures and internal control over financial reporting as of March 31, 2017 and June 30, 2017 concluded each was ineffective as of each of such dates. Management’s evaluation of such controls as of September 30, 2017 also resulted in the conclusion that they were ineffective as of that date. As soon as practicable, the Company intends to amend its Reports of Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017 (the “Original Filings”) to reflect the restatement of its financial statements for the Prior Periods and the change in management’s conclusion regarding the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of March 31, 2017 and June 30, 2017 (the “Amended Forms 10-Q”).

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The Company expects its restated financial statements for the Prior Periods to be included in the Amended Forms 10-Q to differ from the amounts reported in the Original Filings. The restated amounts for the Prior Periods are expected to be approximately as follows:

Income Statement	Q1 Revised
Revenues:
Electricity	$52,966
Natural Gas	17,941
Other	499
Total revenues	71,406
Cost of revenues	46,556
Gross profit	24,850
Operating expenses and losses:	19,653
Income from operations	5,197
Interest income	86
Other expense, net	(287)
Income before income taxes	4,996
Provision for income taxes	(856)
Net income	4,140
Net loss attributable to noncontrolling interests	443
Net income attributable to Genie Energy Ltd.	4,583
Dividends on preferred stock	(370)
Net income attributable to Genie Energy Ltd. common stockholders	$4,213

Earnings per share attributable to Genie Energy Ltd. common stockholders
Basic	$0.18
Diluted	$0.18
Weighted-average number of shares used in calculation of earnings per share:
Basic	23,450
Diluted	23,761

Balance Sheet	Q1 as Revised
Trade accounts receivable	35,217
Total current assets	99,675
Total assets	124,997

Accrued expenses	16,719
Total current liabilities	41,444
Total liabilities	42,249

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Income Statement	Q2 Revised
Revenues:
Electricity	$44,480
Natural Gas	5,317
Other	449
Total revenues	50,246
Cost of revenues	38,122
Gross profit	12,124
Operating expenses and losses:	25,694
Income from operations	(13,570)
Interest income	70
Other expense, net	(274)
Income before income taxes	(13,774)
Provision for income taxes	823
Net income	(12,951)
Net loss attributable to noncontrolling interests	381
Net income attributable to Genie Energy Ltd.	(12,570)
Dividends on preferred stock	(370)
Net income attributable to Genie Energy Ltd. common stockholders	$(12,940)

Earnings per share attributable to Genie Energy Ltd. common stockholders
Basic	$(0.55)
Diluted	$(0.55)
Weighted-average number of shares used in calculation of earnings per share:
Basic	23,467
Diluted	23,467

The Audit Committee of the Board of Directors of the Company has discussed the matters disclosed herein with BDO USA, LLP, the Company’s independent registered public accounting firm.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 1, 2017, Howard Jonas, the Company’s Chairman and Chief Executive Officer, resigned his position as Chief Executive Officer and will remain the Company’s Chairman of the Board.

(c) On November 1, 2017, Michael Stein, the current Chief Operating Officer of the Company and a Named Executive Officer, was elected Chief Executive Officer of the Company, effective immediately. In connection with Mr. Stein’s appointment as Chief Executive Officer, the Company’s Compensation Committee and Board of Directors approved (i) a salary increase for Mr. Stein from $250,000 to $350,000; and (ii) a grant to be made in May 2018 (conditioned on amendment of the Company’s 2011 Stock Option and Incentive Plan, as amended and restated, and approval of such amendment by the stockholders of the Company) of 157,344 restricted shares of the Company’s Class B common stock that will vest as to 157,344 shares on each of November 1 of 2018, 2019 and 2020. Mr. Stein will participate in the Company’s executive bonus program and will receive a starting bonus of $23,500.

Michael Stein, 33, has served as Chief Operating Officer of Genie since March 2017 and had served as Executive Vice President of Genie from May 2014 to March 2017. Mr. Stein has served as Chief Executive Officer of Genie Retail Energy, Inc. since May 2015. In addition, Mr. Stein serves as Chief Executive Officer, Executive Vice President or Executive Chairman of various subsidiaries of the Company. Mr. Stein served as Senior Vice President of Operations of Genie from January 2014 to May 2014. From July 2012 to January 2014, Mr. Stein was Senior Vice President of Business Development of IDT Telecom. From June 2007 to January 2009, Mr. Stein was an analyst at Belstar Investment Management. Mr. Stein has also served as communal leader at the Riverdale Jewish Center in Bronx, New York. Mr. Stein is also a trustee of the Etzion Foundation and of the Organization for the Resolution of Agunot. Mr. Stein received his B.A. in Psychology from Yeshiva University.

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Michael Stein is the son-in-law of Howard Jonas, the Company’s Chairman and brother-in-law to Michael Jonas, the Company’s Executive Vice President. In February 2017, the Company’s Compensation Committee approved a $350,000 cash bonus to Michael Stein for his performance during 2016. This related person transaction between the Company and Mr. Stein during 2016 was previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017.

A copy of the November 2, 2017 press release relating to the above events is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(e) In connection with Howard Jonas’ resignation as Chief Executive Officer of the Company, on November 1, 2017, the Company’s Compensation Committee and Board of Directors approved an amendment to his compensation arrangement. The prior employment agreement is being amended to (i) reflect that Mr. Jonas will only serve as the Company’s Chairman of the Board during the term of the Employment Agreement, (ii) extend the term thereof for an additional one year period, expiring on December 31, 2020 and (iii) increase Mr. Jonas base salary in 2020 from $50,000 to $250,000.

The Company and Mr. Jonas anticipate entering into a third amended and restated employment agreement between the Company and Mr. Jonas. The Company will update this Form 8-K with the employment agreement between the Company and Mr. Jonas upon execution.

In addition, the Company’s Compensation Committee and Board of Directors approved a compensation arrangement for Avi Goldin, the Company’s Chief Financial Officer to take effect upon the scheduled expiration of the current employment agreement between the Company and Mr. Goldin on December 31, 2017. The arrangement would have a three-year term commencing January 1, 2018, provide for an annual base salary of $350,000, an annual guaranteed bonus of $112,500 and additional performance bonuses in the discretion of the Compensation Committee.

The Company and Mr. Goldin anticipate entering into an agreement reflecting the terms set forth above. The Company will update this Form 8-K with the agreement between the Company and Mr. Goldin upon execution.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release, dated November 2, 2017, reporting the results of operations for the quarter ended September 30, 2017.
99.2	Press Release of the Company, dated November 2, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer

Dated: November 2, 2017

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release, dated November 2, 2017, reporting the results of operations for the quarter ended September 30, 2017.
99.2	Press Release of the Company, dated November 2, 2017.

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